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                                                                    EXHIBIT 10.4

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated and effective as of December ___, 1997, is among DAISYTEK, INCORPORATED, a Delaware corporation (hereinafter referred to as "Borrower"), DAISYTEK INTERNATIONAL CORPORATION, a Delaware corporation ("Guarantor"), each of Borrower's Subsidiaries identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages of this Amendment or that, pursuant to Section 8.1(n) of the Credit Agreement (as hereinafter defined), become a "Subsidiary Guarantor" (individually, a "Subsidiary Guarantor," and, collectively, the "Subsidiary Guarantors"), STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust ("State Street"), THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("First Chicago"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association ("TCB"), as a lender and as administrative agent for itself, State Street and First Chicago (State Street, First Chicago, TCB and any assignee lender pursuant to Section 11.4A of the Credit Agreement being referred to, collectively, as "Lenders"). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

                                    RECITALS

         WHEREAS, Borrower, Guarantor, certain Subsidiary Guarantors, State Street, First Chicago (as assignee, effective June 30, 1997, of NBD Bank, a Michigan banking corporation) and TCB are parties to that certain Credit Agreement dated as of May 22, 1995, as amended by that certain First Amendment to Credit Agreement dated as of April 15, 1996, that certain Second Amendment to Credit Agreement dated as of November 14, 1996 and effective as of November 18, 1996, and that certain Third Amendment to Credit Agreement dated and effective as of June 30, 1997 (as so amended, the "Credit Agreement"), establishing a revolving credit facility in the aggregate maximum principal amount of $50,000,000, with funding commitments thereunder shared forty percent (40%) by TCB, forty percent (40%) by State Street and twenty percent (20%) by First Chicago; and

         WHEREAS, the parties desire to increase the maximum cash portion of total consideration payable in acquisitions in a Fiscal Year from $5,000,000 to $15,000,000, and to increase the maximum aggregate amount of permitted unsecured Funded Debt pursuant to Section 8.2(m) of the Credit Agreement from $5,000,000 to $18,000,000.

         NOW, THEREFORE, in consideration of the recitals set forth above, the agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantor, Subsidiary Guarantors and Lenders hereby agree as follows:

         1. Amendment of Section 8.2(g). Section 8.2(g) of the Credit Agreement is amended to read in its entirety as follows:

                 "(g)     Acquisitions.  No Daisytek Corporation will acquire
         the stock or, in a transaction outside the ordinary course of business, the assets of any other Person; provided, however, that the foregoing shall not prevent acquisitions if (i) the cash portion of the total consideration paid in a Fiscal Year in connection with such acquisitions is Fifteen Million Dollars ($15,000,000) or less and the total consideration paid in a Fiscal Year in connection with such acquisitions is Twenty Five Million Dollars ($25,000,000) or less and
         (ii) with respect to each such acquisition, the most
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         recent annual audited income statement of the Person acquired, or, in the case of the purchase of less than all or substantially all of the assets of such Person, of the division or other identifiable business segment of such Person, discloses positive net operating income. For purposes of the foregoing sentence, the payment of consideration shall include the assumption of Debt."

         2. Amendment of Section 8.2(m). Section 8.2(m) of the Credit Agreement is amended to read in its entirety as follows:

                 "(m)     Limitations on Funded Debt.  No Daisytek Corporation
         shall permit, as of any date, the creation, incurrence, assumption or sufferance to exist of Funded Debt of such corporation, other than (i) the Obligations, (ii) Funded Debt existing on the Closing Date and fully described in the Initial Financial Statements (other than the Funded Debt referred to in Footnote 2 to the Consolidated financial statements of Guarantor included in the Prospectus as the revolving line of credit agreement with commercial banks), (iii) Funded Debt secured as permitted by Section 8.2(a), (iv) unsecured Funded Debt of up to Ten Million Dollars ($10,000,000) to a Lender incurred under a money market line of credit, and (v) unsecured Funded Debt of such Daisytek Corporation which, together with the Funded Debt pursuant to this clause (v) of all other Daisytek Corporations, does not exceed Eighteen Million Dollars ($18,000,000)."

         3. Other Documents. Borrower shall provide such other documents incidental and appropriate to this Amendment as Agent or Agent's counsel may reasonably request, all such documents being in form and substance reasonably satisfactory to Agent.

         4. Terms of Agreement. Except as expressly amended by this Amendment, the Credit Agreement is and shall be unchanged.

         5. Effect of Amendment. The Credit Agreement and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement in the Credit Agreement or the other documents shall mean a reference to the Credit Agreement as amended hereby.

         6. Reaffirmation; No Default. Each Daisytek Corporation hereby represents and warrants to Lenders that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and delivered in connection herewith have been authorized by all requisite corporate action on the part of such Daisytek Corporation and will not violate the certificate of incorporation (or other charter documents) or bylaws of any Daisytek Corporation, (b) except for an increase in the number of authorized shares of common stock of Guarantor, neither the certificate of incorporation (or other charter documents) nor bylaws of any Daisytek Corporation have been amended or revoked since May 22, 1995, (c) the representations and warranties contained in the Credit Agreement, as amended by this Amendment, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (d) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (e) each Daisytek Corporation is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby.



FOURTH AMENDMENT TO CREDIT AGREEMENT - Page 2
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         7.      Enforceability.  Each Daisytek Corporation hereby represents and warrants that, as of the date of this Amendment, the Credit Agreement and all documents and instruments executed in connection therewith are in full force and effect and that there are no claims, counterclaims, offsets or defenses to any of such documents or instruments.

         8. GOVERNING LAW. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE DEEMED CONTRACTS AND INSTRUMENTS MADE UNDER THE LAWS OF THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA. CHAPTER 15 OF TEXAS REVISED CIVIL STATUTES ARTICLE 5069 (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRI-PARTY ACCOUNTS) SHALL NOT APPLY TO THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, OR THE NOTES.

         9. Maximum Interest Rate. Regardless of any provisions contained in this Amendment or in any other Loan Documents, Lenders shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on the Notes or otherwise any amount in excess of the maximum rate of interest permitted to be charged by applicable law, and if Lenders ever receive, collect or apply as interest any such excess, or if acceleration of the maturity of the Notes or if any prepayment by Borrower results in Borrower having paid any interest in excess of the maximum rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Notes for which such excess was received, collected or applied, and, if the principal balances of Notes are paid in full, any remaining excess shall forthwith be paid to Borrower. All sums paid or agreed to be paid to Lenders for the use, forbearance or detention of the indebtedness evidenced by the Notes and/or the Credit Agreement, as amended by this Amendment, shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the maximum lawful rate permitted under applicable law. In determining whether or not the interest paid or payable under any specific contingency exceeds the maximum rate of interest permitted by law, Borrower and Lenders shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium, rather than as interest; and (ii) exclude voluntary prepayments and the effect thereof; and
(iii) compare the total amount of interest contracted for, charged or received with the total amount of interest which could be contracted for, charged or received throughout the entire contemplated term of the Notes at the maximum lawful rate under applicable law.

         10. Counterparts. This Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

         11. WAIVER OF TRIAL BY JURY. EACH DAISYTEK CORPORATION WAIVES ANY AND ALL RIGHTS THAT IT MAY HAVE TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM OR OTHER ACTION, OF ANY NATURE WHATSOEVER, RELATING TO OR ARISING OUT OF THIS AMENDMENT, ANY OF THE OTHER LOAN DOCUMENTS OR THE OBLIGATIONS. EACH DAISYTEK CORPORATION ACKNOWLEDGES THAT THE FOREGOING JURY TRIAL WAIVER IS A MATERIAL INDUCEMENT TO EACH LENDER'S ENTERING INTO THIS AMENDMENT AND THE





FOURTH AMENDMENT TO CREDIT AGREEMENT - Page 3
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OTHER LOAN DOCUMENTS AND THAT EACH LENDER IS RELYING ON SUCH WAIVER IN ITS
FUTURE DEALINGS WITH SUCH CORPORATION. EACH SUCH CORPORATION WARRANTS AND REPRESENTS TO EACH LENDER THAT SUCH CORPORATION HAS REVIEWED THE FOREGOING JURY TRIAL WAIVER WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH SUCH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THE FOREGOING JURY TRIAL WAIVER MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         12. WAIVER OF DTPA RIGHTS. EACH DAISYTEK CORPORATION HEREBY WAIVES ALL OF ITS RIGHTS UNDER THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT (TEX. BUS. & COM. CODE Section 17.41 ET SEQ.), A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS, AND REPRESENTS AND WARRANTS TO EACH LENDER THAT SUCH CORPORATION (A) HAS ASSETS OF $5,000,000 OR MORE (EXCEPT THAT ONLY BORROWER, GUARANTOR AND DAISYTEK (CANADA) INC. MAKE THE REPRESENTATION IN THIS CLAUSE (A)), (B) HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE SUCH CORPORATION TO EVALUATE THE MERITS AND RISKS OF THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT, (C) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION, AND (D) IS REPRESENTED BY LEGAL COUNSEL IN CONNECTION WITH SUCH TRANSACTIONS.

         13. OTHER AGREEMENTS. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THE WRITTEN CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

            [The balance of this page is intentionally left blank.]





FOURTH AMENDMENT TO CREDIT AGREEMENT - Page 4
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         THIS AMENDMENT is executed and effective as of the date first written above.


                                       BORROWER:

                                       DAISYTEK, INCORPORATED

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       GUARANTOR:

                                       DAISYTEK INTERNATIONAL
                                       CORPORATION

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       SUBSIDIARY GUARANTORS:

                                       WORKING CAPITAL OF AMERICA,
                                       INC., a Delaware corporation

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       HOME TECH DEPOT, INC., a Delaware
                                       corporation

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       DAISYTEK (CANADA) INC., a Canadian
                                       corporation

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------





FOURTH AMENDMENT TO CREDIT AGREEMENT - Page 5
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PRIORITY FULFILLMENT SERVICES          WORKING CAPITAL CANADA INC., a
OF AUSTRALIA PTY. LIMITED,             corporation
an Australian corporation

By:                                    By:
    ------------------------------        --------------------------------------
Name:                                  Name:
     -----------------------------          ------------------------------------
Title:                                 Title:
       ---------------------------           -----------------------------------


DAISYTEK ASIA PTY. LIMITED,            DAISYTEK DE MEXICO, S.A. DE C.V.,
a Singapore corporation                a Mexican corporation

By:                                    By:
    ------------------------------        --------------------------------------
Name:                                  Name:
      ----------------------------          ------------------------------------
Title:                                 Title:
       ---------------------------           -----------------------------------


                                       SUPPLIES EXPRESS, INC., a Delaware
                                       corporation

                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

                                       DAISYTEK LATIN AMERICA, INC., a
                                       Florida corporation

                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------


                                       PRIORITY FULFILLMENT SERVICES
                                       DE MEXICO, S.A. DE C.V., a
                                       Mexican corporation

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       DAISYTEK DE MEXICO SERVICES, S.A. DE
                                       C.V., a Mexican corporation

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------





FOURTH AMENDMENT TO CREDIT AGREEMENT - Page 6
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                                       PRIORITY FULFILLMENT SERVICES,
                                       INC., a Delaware corporation

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       DAISYTEK AUSTRALIA PTY. LIMITED,
                                       an Australian corporation

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       PRIORITY FULFILLMENT SERVICES
                                       OF CANADA, INC., a Canadian
                                       corporation

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       AGENT:

                                       TEXAS COMMERCE BANK NATIONAL
                                       ASSOCIATION, a national banking
                                       association

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       LENDERS:
                                       TEXAS COMMERCE BANK NATIONAL
                                       ASSOCIATION, a national banking
                                       association


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------





FOURTH AMENDMENT TO CREDIT AGREEMENT - Page 7
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                                       STATE STREET BANK AND TRUST
                                       COMPANY, a Massachusetts trust

                                       By:
                                            ------------------------------------
                                               Michael St. Jean,
                                               Vice President


                                       THE FIRST NATIONAL BANK OF
                                       CHICAGO, a national banking association

                                       By:
                                            ------------------------------------
                                               James F. Gable,
                                               Authorized Agent





FOURTH AMENDMENT TO CREDIT AGREEMENT - Page 8